                                                                   EXHIBIT 10.30

                          AMENDMENT NO. 8 AND WAIVER
                          --------------------------

          THIS AMENDMENT NO. 8 AND WAIVER, dated as of February __, 2000 (this "Amendment and Waiver"), is entered into by and among IPC Information Systems, Inc., a Delaware corporation (the "Parent Borrower"); IPC Funding Corp., a Delaware corporation (the "Sub Borrower"); IPC Communications, Inc., a Delaware corporation ("Holdings"), as a Loan Party; General Electric Capital Corporation, as a Lender, and as Collateral Agent, Issuing Bank and Administrative Agent (the "Administrative Agent") for the Lender Parties; and the other Lenders.

                            PRELIMINARY STATEMENTS
                            ----------------------

          A. Borrowers, Holdings, the Administrative Agent, the Lenders and First Union Capital Markets, Inc., as Documentation Agent, are parties to that certain Amended and Restated Credit Agreement, dated as of June 21, 1999 (as amended by Amendment No. 1 thereto, dated as of July 1, 1999, Amendment No. 2 thereto, dated as of August 12, 1999, Amendment No. 3 thereto, dated as of September 24, 1999, Amendment No. 4 thereto, dated as of December 1, 1999, Amendment No. 5 thereto, dated as of December 15, 1999, Amendment No. 6 thereto, dated as of January 21, 2000 and Amendment No. 7 thereto, dated as of January 31, 2000, as so amended, the "Credit Agreement").

          B. Borrowers, Holdings, the Administrative Agent and the Lenders are desirous of amending certain Sections of, waiving compliance with certain specified provisions of, and making certain other changes to, the Credit Agreement, all as and to the extent set forth in this Amendment and Waiver and subject to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

1.   Definitions. The terms defined in the Credit Agreement and not otherwise
     -----------
defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.   Waivers. Subject to the satisfaction of the conditions set forth in
     -------
Section 5 hereof:

     2.1. The Administrative Agent and the Lenders hereby waive any Events of Default which may exist as a result of the Borrower's failure to satisfy the financial covenant contained in Section 5.04(c) of the Credit Agreement for any period ended on or before December 31, 1999.

     2.2. The foregoing waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not operate (i) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document,
(ii) as a waiver of any other right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender Party under the Credit Agreement or any other Loan Document or (iii) as a waiver of or consent to any Default or Event of Default under the Credit Agreement or any other Loan Document, other than as provided in Section
2.1 above.

3.   Amendments. Subject to the satisfaction of the conditions set forth in
     ----------
Section 5 hereof:

     3.1. Section 2.04(c) of the Credit Agreement is deleted in its entirety and replaced by the following:

            "(c)  Term Loan Advances. The Parent Borrower shall repay to the
                  ------------------
Administrative Agent for the ratable account of the Term Loan Lenders the aggregate outstanding principal amount of the Term Loan Advances to the Parent Borrower on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):


Date                               Amount
----                               ------

September 30, 1999                 $1,300,000
December 31, 1999                  $1,300,000
February 29, 2000                  $1,300,000
March 31, 2000                     $1,300,000
April 30, 2000                     $1,300,000
May 31, 2000                       $1,300,000
June 30, 2000                      $1,300,000
July 31, 2000                      $1,300,000
August 31, 2000                    $1,300,000
September 30, 2000                 $1,300,000
October 31, 2000                   $  500,000
November 30, 2000                  $  500,000
December 31, 2000                  $  500,000
January 31, 2001                   $  500,000
February 28, 2001                  $  500,000
March 31, 2001                     $  500,000
April 30, 2001                     $  500,000
May 31, 2001                       $  500,000
June 30, 2001                      $  500,000
July 31, 2001                      $  500,000
August 31, 2001                    $  500,000
September 30, 2001                 $  500,000
October 31, 2001                   $  500,000
November 30, 2001                  $  500,000

provided, however, that the final principal installment shall be in an amount
--------  -------
equal to the aggregate principal amount of the Term Loan Advances outstanding on such date."

     3.2. Section 5.04 of the Credit Agreement, Financial Covenants, is deleted in its entirety and replaced by the following:

          " SECTION 5.04.  Financial Covenants.  So long as any Advance shall
                           -------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Parent Borrower shall:

          (a)  Minimum EBITDA. Maintain at the end of each fiscal quarter of the
               --------------
     Parent Borrower, EBITDA of not less than the amount set forth below for each four consecutive fiscal quarter period set forth below:

          Four Fiscal Quarters Ending                  Amount
          ---------------------------                  ------

          September 30, 1998                           $24,000,000
          December 31, 1998                            $26,000,000

          March 31, 1999                               $28,600,000
          June 30, 1999                                $31,000,000
          September 30, 1999                           $36,000,000
          December 31, 1999                            $31,000,000

          March 31, 2000                               $19,500,000
          June 30, 2000                                $21,500,000
          September 30, 2000                           $30,000,000
          December 31, 2000                            $39,000,000

          March 31, 2001                               $48,000,000
          June 30, 2001                                $51,000,000
          September 30, 2001                           $51,500,000
          December 31, 2001                            $55,000,000

          March 31, 2002                               $61,500,000
          June 30, 2002                                $72,000,000
          September 30, 2002                           $80,500,000
          December 31, 2002                            $89,000,000

          March 31, 2003                               $99,500,000
          June 30, 2003                                $107,00,000

          (b)  Interest Coverage Ratio.  Maintain at the end of each fiscal
               -----------------------
     quarter of the Parent Borrower a ratio of Consolidated EBITDA to cash interest payable on all Debt of the Parent Borrower and its Subsidiaries, in each case for the four consecutive fiscal quarter period ending on the date set forth below, of not less than the ratio set forth below:

          Four Fiscal Quarters Ending             Ratio
          ---------------------------             -----

          June 30, 1999                           4.00:1.00
          September 30, 1999                      4.00:1.00
          December 31, 1999                       4.00:1.00

          March 31, 2000                          3.10:1.00
          June 30, 2000                           2.80:1.00
          September 30, 2000                      3.50:1.00
          December 31, 2000                       4.00:1.00

          March 31, 2001                          4.00:1.00
          June 30, 2001                           3.30:1.00
          September 30, 2001                      2.35:1.00
          December 31, 2001                       1.90:1.00

          March 31, 2002                          1.75:1.00
          June 30, 2002                           2.00:1.00
          September 30, 2002                      2.30:1.00
          December 31, 2002                       2.60:1.00

          March 31, 2003                          3.00:1.00
          June 30, 2003                           3.50:1.00

          (c)  Leverage Ratio. Maintain at the end of each fiscal quarter of the
               --------------
     Parent Borrower a Leverage Ratio of the Parent Borrower and its Subsidiaries, in each case for the four consecutive fiscal quarter period ending on the date set forth below, of not more than the ratio set forth below (provided, however, that, solely for the periods ending on September
            --------  -------
     30, 1999, December 31, 1999, March 31, 2000 and June 30, 2000, any amount of Debt expressly permitted under Section 5.02(b)(ii)(C) (including, without limitation, clause (y) thereof) that is outstanding at such time shall not be included in the calculation of the Leverage Ratio for such period):

          Four Fiscal Quarters Ending             Ratio
          ---------------------------             -----

          June 30, 1999                           5.90:1.00
          September 30, 1999                      7.70:1.00
          December 31, 1999                       9.70:1.00

          March 31, 2000                         15.50:1.00
          June 30, 2000                          14.50:1.00
          September 30, 2000                     10.70:1.00
          December 31, 2000                       8.50:1.00

          March 31, 2001                          7.00:1.00
          June 30, 2001                           6.65:1.00
          September 30, 2001                      6.60:1.00
          December 31, 2001                       6.10:1.00

          March 31, 2002                          5.30:1.00
          June 30, 2002                           4.50:1.00
          September 30, 2002                      3.90:1.00
          December 31, 2002                       3.40:1.00

          March 31, 2003                          3.00:1.00
          June 30, 2003                           2.60:1.00

          (d)  Fixed Charge Coverage Ratio.  Maintain at the end of each fiscal
               ---------------------------
     quarter of the Parent Borrower a ratio of (i) EBITDA for the most recently completed four fiscal quarters of the Parent Borrower and its Subsidiaries,

     less Capital Expenditures made by the Parent Borrower and its Subsidiaries
     ----
     during such period, other than (x) Capital Expenditures to the extent financed by Capitalized Leases (but only to the extent so financed and not paid in cash), (y) Capital Expenditures to the extent financed by purchase money indebtedness (but only to the extent so financed and not paid in cash) and (z) Capital Expenditures made by IXnet and its Subsidiaries out of the IPO Net Cash Proceeds (but only to the extent so made out of the IPO Net Cash Proceeds) (in the case of (x), (y) and (z) only to the extent that such transactions otherwise are permitted by, and in compliance with, the terms and conditions of this Agreement), less the aggregate amount of
                                              ----
     federal, state, local and foreign income taxes paid by the Parent Borrower and its Subsidiaries in cash during such period, other than (x) various foreign income taxes paid by Foreign Subsidiaries to the extent that such foreign income taxes do not in the aggregate exceed $1,000,000 during such period, (y) the payment by IPC UK in June 1999 of certain foreign income taxes in the aggregate amount of approximately (Pounds)4,200,000 and (z) the payment by IPC UK in July 1999 of the ACT (Advance Corporation Tax) in the aggregate amount of approximately (Pounds)5,625,000, less cash
                                                              ----
     dividends paid by the Parent Borrower to the holder of its common stock (i.e. Holdings) during such period to the extent that the Parent Borrower is expressly permitted to pay such dividends under this Agreement, to the
     (ii) sum of (x) cash interest payable by the Parent Borrower and its Subsidiaries on all Debt during such period plus (y) principal amounts of
                                                 ----
     all Debt payable by the Parent Borrower and its Subsidiaries during such period, of not less than the ratio set forth below for such period

     (provided, however, that, solely for the periods ending on September 30,
     ---------  -------  ----
     1999, December 31, 1999, March 31, 2000 and June 30, 2000, any amount of Debt expressly permitted under Section 5.02(b)(ii)(C) (including, without limitation, clause (y) thereof) that is outstanding at such time shall not be included in the calculation of the Fixed Charge Coverage Ratio for such period:

          Four Fiscal Quarters Ending             Ratio
          ---------------------------             -----

          June 30, 1999                           1.06:1.00
          September 30, 1999                      1.07:1.00
          December 31, 1999                       1.30:1.00

          March 31, 2000                           .85:1.00
          June 30, 2000                            .75:1.00
          September 30, 2000                       .90:1.00
          December 31, 2000                       1.10:1.00

          March 31, 2001                          1.40:1.00
          June 30, 2001                           1.30:1.00
          September 30, 2001                      1.20:1.00
          December 31, 2001                       1.05:1.00

          March 31, 2002                          1.00:1.00
          June 30, 2002                           1.20:1.00
          September 30, 2002                      1.00:1.00
          December 31, 2002                       1.00:1.00

          March 31, 2003                          1.00:1.00
          and thereafter"

     3.3. Section 5.02(g) of the Credit Agreement is amended by deleting from clause (iii)(D) the words "fourteen percent (14%)"and replacing them with the words "fifteen and three tenths percent (15.3%)".

4.   Acknowledgment and Consent of Guarantors.  Each Guarantor hereby consents
     ----------------------------------------
to this Amendment and Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment and Waiver or any of the other prior amendments comprising part of the Credit Agreement, the Guaranty and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and
(b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

5.   Conditions to Amendment and Waiver.  The effectiveness of the waivers
     ----------------------------------
contained in Section 2 and the amendments contained in Section 3 shall be subject to the fulfillment of the following conditions precedent in a manner acceptable to the Administrative Agent:

     5.1. The Borrowers, Holdings, each of the Guarantors, the Administrative Agent and the Lenders shall have executed and delivered this Amendment and Waiver to the Administrative Agent.

     5.2. A favorable opinion of Skadden, Arps, Slate, Meagher & Flom, LLP, counsel for the Borrowers, addressed to the Administrative Agent, Collateral Agent and each of the Lender Parties, in form and substance satisfactory to the Administrative Agent, the Collateral Agent and the Lender Parties as to such matters as the Administrative Agent may request shall have been delivered to the Administrative Agent, Collateral Agent and Lender Parties.

     5.3. Certified copies of resolutions of the Board of Directors of each of the Borrowers approving this Amendment and Waiver and the matters contemplated hereby shall have been delivered to the Administrative Agent, Collateral Agent and the Lender Parties.

     5.4. The Parent Borrower shall have paid an amendment fee in an amount equal to $100,000 to the Administrative Agent, for the pro rata account of each Lender that timely executes and delivers its signature page evidencing its agreement to this Amendment and Waiver.

6.   Reference to and Effect Upon the Credit Agreement and other Loan Documents.
     --------------------------------------------------------------------------
Except as specifically amended hereby, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

7.   Miscellaneous.
     -------------

     7.1.   Governing Law. This Amendment and Waiver shall be governed and
            -------------
construed in accordance with the laws of the State of New York (without giving effect to its conflicts of law principles).

     7.2.   Counterparts.  This Amendment and Waiver may be signed in any number
            ------------
of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page to this Amendment and Waiver by facsimile shall be as effective as delivery of an original executed signature page.

     7.3.   Binding Effect; Assignment. This Amendment and Waiver shall be
            --------------------------
binding upon and inure to the benefit of the Borrowers and to the benefit of the Administrative Agent, the Collateral Agent and the Lenders and their respective permitted successors and assigns.

     7.4.   Fees and Expenses.  The Borrowers shall pay the Administrative Agent
            -----------------
for all reasonable expenses, including reasonable fees of legal counsel, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and Waiver and any related matters.



                           [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, this Amendment and Waiver has been duly executed as of the date first written above.

                                   IPC INFORMATION SYSTEMS, INC.,
                                   as Parent Borrower


                                   By: ___________________________
                                   Title:_________________________


                                   IPC FUNDING CORP.,
                                   as Sub Borrower


                                   By:____________________________
                                   Title:_________________________


                                   IPC COMMUNICATIONS, INC.,
                                   as a Loan Party


                                   By:____________________________
                                   Title:_________________________


                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as Administrative Agent, Collateral Agent,
                                   Issuing Bank and Lender


                                   By:____________________________
                                   Title:_________________________


                                   IPC FUNDING CORP.,
                                   as Sub Borrower


                                   By:____________________________
                                   Title:_________________________

                                   IPC COMMUNICATIONS, INC.,
                                   as a Loan Pary


                                   By:____________________________
                                   Title:_________________________


                                   GENERAL ELECTRIC CAPITAL CORPORATION
                                   as Administration Agent, Collateral Agent,
                                   Issuing Bank and Lender


                                   By:____________________________
                                   Title:_________________________


                                   FIRST UNION NATIONAL BANK,
                                   as a Lender


                                   By: ___________________________
                                   Title:_________________________


                                   GMAC COMMERCIAL CREDIT LLC,
                                   as a Lender


                                   By: ___________________________
                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   INTERNATIONAL EXCHANGE NETWORKS,
                                   LTD., as a Guarantor


                                   By: ___________________________

                                   Title:_________________________

          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   INTERNATIONAL EXCHANGE NETWORK
                                   CORP., as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   HNG CORP., as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   V BAND CORPORATION, as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   IXNET, INC., as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   IPC INFORMATION SYSTEMS FAR EAST INC.,
                                   as a Guarantor


                                   By: ___________________________

                                   Title:_________________________

          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   MXNET INC., as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   IPC INFORMATION SYSTEMS ASIA
                                   PACIFIC, LIMITED, as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   IPC INFORMATION SYSTEMS CANADA, INC.,
                                   as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   IXNET UK LIMITED, as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   IPC INFORMATION SYSTEMS, as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   IPC UK HOLDINGS, LTD., as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   IPC UK SPC LIMITED, as a Guarantor


                                   By: ___________________________

                                   Title:_________________________

          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   SATURN GLOBAL NETWORK SERVICES
                                   HOLDINGS LIMITED, as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   IXNET AUSTRALIA PTY LIMITED, as a
                                   Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   IXNET HONG KONG LIMITED (f/k/a Saturn
                                   Global Network Services (Hong Kong)
                                   Limited), as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   SATURN GLOBAL NETWORK SERVICES
                                   (JAPAN) LTD., as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   SATURN GLOBAL NETWORK SERVICES
                                   (SINGAPORE) PTE LTD., as a Guarantor


                                   By: ___________________________

                                   Title:_________________________



          The undersigned hereby acknowledges and consents to this Amendment No. 8 and Waiver and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   IPC FUNDING CORP, as a Guarantor


                                   By: ___________________________

                                   Title:_________________________